Exhibit 99.1

2008 Annual Shareholders Shareholders’ Meeting

Corporate Summary • Nasdaq Global Market (Nasdaq:MACE) Nasdaq Global Market (Nasdaq:MACE) • Three Operating Segments: Three Operating Segments: – Car Washes 14 Remaining (For Sale) Car Washes 14 Remaining (For Sale) – Security - Worldwide National Brand Name, Mace Security - Worldwide National Brand Name, Mace® with Established with Established Product Line - Personal Defense & Electronic Surveillance Product Line - Personal Defense & Electronic Surveillance – Digital Media Marketing Digital Media Marketing • New Chief Executive Officer, New Management New Chief Executive Officer, New Management • Strong Balance Sheet Strong Balance Sheet • Growth Strategy: Growth Strategy: – Acquisitions Acquisitions – Strong Emphasis On Internal Growth Opportunities Strong Emphasis On Internal Growth Opportunities

• Dennis Raefield began as CEO in August 2008 Dennis Raefield began as CEO in August 2008 – A Mace board member since October 2007 A Mace board member since October 2007 • Over 30 Years of Business & Security Industry Experience Over 30 Years of Business & Security Industry Experience – Reach Systems, Ademco & Honeywell and Pinkerton Reach Systems, Ademco & Honeywell and Pinkerton • Implemented Cost-Reduction Strategy Implemented Cost-Reduction Strategy – Approximately $2.3 Million in Annualized Savings Approximately $2.3 Million in Annualized Savings • Various Actions Various Actions • Changed corporate culture and implemented value savings across the board Changed corporate culture and implemented value savings across the board • Primary Goal to Increase Top Line Revenue in 2009 Primary Goal to Increase Top Line Revenue in 2009 – Against a contracting economy and a slowing market demand across the country Against a contracting economy and a slowing market demand across the country New Chief Executive Officer New

Cost-Reduction Strategy Cost- • Implemented reorganization and cost-reduction strategy, which is estimated Implemented reorganization and cost-reduction strategy, which is estimated to result in approximately $2.3 million in annualized savings, round 1 to result in approximately $2.3 million in annualized savings, round 1 • Consolidation of two surveillance divisions. Consolidation of two surveillance divisions. • Mace closed Fort Lauderdale, FL headquarters and relocated headquarters Mace closed Fort Lauderdale, FL headquarters and relocated headquarters to existing Horsham, PA office. to existing Horsham, PA office. • Employee reduction of over 30 positions throughout the entire company. Employee reduction of over 30 positions throughout the entire company. • New Digital Media Marketing Strategy, which allowed Mace to reduce New Digital Media Marketing Strategy, which allowed Mace to reduce overhead. overhead. • A portion of the estimated total cost reduction was implemented as of 9-30- A portion of the estimated total cost reduction was implemented as of 9-30- 2008. Programs continue into Q4 of 2008 and Q1 of 2009.

Increase Top Line Revenue • Hired New Security Division President Hired New Security Division President – Former IBM and Honeywell Sales Executive Former IBM and Honeywell Sales Executive • Hired New Product Development Director Hired New Product Development Director – Former Tyco, Sensormatic, and Samsung Manager Former Tyco, Sensormatic, and Samsung Manager – Our Goal is to Improve the Product Line permitting Mace to better retain customers, Our Goal is to Improve the Product Line permitting Mace to better retain customers, increase the top line and expand distribution. increase the top line and expand distribution. • Search For New Digital Media President Search For New Digital Media President • New Security Division Marketing Program for 2009 New Security Division Marketing Program for 2009 – More trade shows More trade shows – “On The Road On The Road” Sales Program- our goal: hire three effective outside reps Sales Program- our goal: hire three effective outside reps – Expansion through distribution, mass merchants, installing end users, Expansion through distribution, mass merchants, installing end users, government and larger dealers. government and larger dealers. • New Digital Media Strategy & Business Plan

Sale of Car Washes Sale of Car Washes Closed unprofitable washes 2 in San Antonio 1 in Lubbock 1 Oil Lube in Dallas SOLD SOLD 14 Remaining Car Washes SOLD

Mace Security Sector Mace Security Sector Four Security Divisions: Four Security Divisions: • Mace Personal Defense: Mace Personal Defense: – The famous Mace The famous Mace® Personal Defense Spray. Personal Defense Spray. • Mace Pro: Mace Pro: – Mace Mace’s professional electronic surveillance business. Dealer direct. s professional electronic surveillance business. Dealer direct. • Mace Consumer Direct: Mace Consumer Direct: – Mace Mace’s consumer catalog & internet electronic surveillance business. s consumer catalog & internet electronic surveillance business. • Industrial Vision Source (IVS): Industrial Vision Source (IVS): – Mace Mace’s machine vision distributor business (a niche business selling s machine vision distributor business (a niche business selling high end imaging components, machine vision and video conferencing high end imaging components, machine vision and video conferencing equipment).

Mace Security Growth Strategy Surveillance Surveillance • End-user Direct - retail price (Catalog, Phone and Internet). End-user Direct - retail price (Catalog, Phone and Internet). • Mace Pro (Catalog, Phone & Internet). 30% off of retail price; Authorized Mace Pro (Catalog, Phone & Internet). 30% off of retail price; Authorized Dealers 33-40% off of retail price. Dealers 33-40% off of retail price. • NEW: CCTVOVERSTOCK.COM - Internet, overstock.com, e-bay (only NEW: CCTVOVERSTOCK.COM - Internet, overstock.com, e-bay (only closeouts; refurbished, discontinued, third-party closeouts). closeouts; refurbished, discontinued, third-party closeouts). • Inside Sales [continue to penetrate existing and new dealers] Inside Sales [continue to penetrate existing and new dealers] • NEW: Outside Sales, selling to: NEW: Outside Sales, selling to: – Niche distributors (similar to two of Mace Niche distributors (similar to two of Mace’s largest customers) s largest customers) – Large chains (similar to one of Mace Large chains (similar to one of Mace’s largest customer) s largest customer) • NEW: Dealer Program NEW: Dealer Program – Buy wholesale monitor company. Buy wholesale monitor company. – Hire dealer program manager Hire dealer program manager – Add services to our product line and build loyalty to Mace brand Add services to our product line and build loyalty to Mace brand • NEW Profit Centers: Access Control, Burglar Alarms, Wireless Equipment

Mace Security Growth Strategy Mace Security Growth Strategy Personal Defense Personal Defense • New products New products – Scent Gun (same manufacturing, new product extension) Scent Gun (same manufacturing, new product extension) – Additional Personal Defense Items Additional Personal Defense Items • Added focus on consumers and sporting goods Added focus on consumers and sporting goods • Synergistic Acquisitions in the pipeline Synergistic Acquisitions in the pipeline • Best operating profit but needs to grow top line Best operating profit but needs to grow top line Industrial Vision Source Industrial Vision Source • New products New products – VOIP products, Video conferencing (Sony distributor) VOIP products, Video conferencing (Sony distributor) • New online presence

Mace’s Continuity Club Billing Model Trial Signup Retro Billing Recurring Billing Customer signs up, becomes a member, and is shipped a Starter Kit of the Product. When Trial Period expires, Customer is billed for the Starter Kit Product unless they cancel. Customer also has 30 days to return product after billing. Customer is rebilled and shipped additional product every pre-set number of days Trial Period “X” Time Period until customer gets next shipment Mace will continue this program and will add new products each quarter in 2009.

-The Mace Umbrella- -The Mace Umbrellaa unified face to the World a unified face to the World …..protect yourself….. your family, your business, your home

• Mace is a Mace is a Security Company Security Company – We We protect protect people, families, homes and businesses from people, families, homes and businesses from external threats external threats – Mace supplies Mace supplies defensive defensive products and services. We do not kill, products and services. We do not kill, damage, or maim. We protect damage, or maim. We protect – Delivers Delivers Quality Products Quality Products, from experienced, consultative reps , from experienced, consultative reps – Creates and manages Creates and manages Innovative Services Innovative Services that build loyalty and that build loyalty and protect our channels protect our channels – Leverages the Internet Leverages the Internet and IP based products and services. and IP based products and services. Mace Mission & Strategy Mace

– Internal Growth Opportunities Internal Growth Opportunities • New Sales Efforts Inside, Outside, Latin America New Sales Efforts Inside, Outside, Latin America – New Products-analog, IP, and DIY New Products-analog, IP, and DIY – Acquisition Opportunities: Acquisition Opportunities: • Security & IP Industries Have Explosive Growth Potential Security & IP Industries Have Explosive Growth Potential Our Assets Our Assets • Mace Mace®, One of the Most Recognized Names in Security Worldwide , One of the Most Recognized Names in Security Worldwide • Strong Acquisition Potential of Security & Internet Related Strong Acquisition Potential of Security & Internet Related Businesses Businesses • Strong Balance Sheet Strong Balance Sheet • Experienced Management Experienced Management Long Term Strategy Long

2009 Strategic Actions • We will perfect and protect our existing Channel Strategy We will perfect and protect our existing Channel Strategy • We will seek to acquire a Central Alarm Monitoring Station We will seek to acquire a Central Alarm Monitoring Station • Our Goal is to Our Goal is to build a Dealer Program with added services build a Dealer Program with added services – Leverage the Mace brand (franchise-like) Leverage the Mace brand (franchise-like) – Traditional Alarm Monitoring (pays the rent) Traditional Alarm Monitoring (pays the rent) • Avoid big losses from startup costs through an acquisition Avoid big losses from startup costs through an acquisition – Remote Video Monitoring (high margins and growth) Remote Video Monitoring (high margins and growth) • Remote Remote “Virtual Virtual” Guard Tours Guard Tours • Alarm verification- validate the alarm monitoring you are already Alarm verification- validate the alarm monitoring you are already buying buying • Replace Replace “In-house Security In-house Security” with Mace Outsourcing

Thank You for Attending 2008 Annual Shareholders Shareholders’ Meeting